EAGLE GROWTH SHARES, INC.

                     Supplement, Dated September 17, 2001,
                  To The Statement Of Additional Information,
                              Dated April 1, 2001


Effective September 17, 2001, Unified Fund Services, Inc. has become the Fund's transfer agent and dividend disbursing agent. Please note the following changes:

* Replace the references to "American Data Services, Inc." on pages 10 and 16 with "Unified Fund Services, Inc."

* Delete the final paragraph of the section "Automatic Investment Plan" on page 10 and replace it with the following:

            "Participation in the plan will begin within 30 days
             after receipt of a completed section 6 of the Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110."